THIS WARRANT AND THE SHARES OF COMMON STOCK OF GRILL CONCEPTS, INC. TO BE ISSUED UPON ANY EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED
STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THIS WARRANT IS SUBJECT TO CANCELLATION IF ANY COMMON SHARES OR SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES I CONVERTIBLE PREFERRED STOCK OF GRILL CONCEPTS, INC. SOLD IN CONJUNCTION WITH THE ISSUANCE OF THIS WARRANT ARE SOLD, TRANSFERRED OR ASSIGNED (OTHER THAN AS PERMITTED BY SECTION 9 HEREOF) PRIOR TO THE WARRANT VESTING DATE.

                                                                         W97-A 1
                                     WARRANT

                               to Purchase Shares

                                       of

                         Common Stock (.00001 par value)

                                       of

                              GRILL CONCEPTS, INC.

                                  June 20, 1997

         This certifies that, for value received,                              ,
("Wolff") and any subsequent transferee pursuant to the terms hereof (each, a "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Grill Concepts, Inc., a Delaware corporation (the "Issuer"), at any time or from time to time on or after June 20, 2000 (subject to adjustment pursuant to Section 5(d))(the "Warrant Vesting Date") and on or before June 20, 2002 (the "Expiration Date"), Seven Hundred Fifty Thousand (750,000) fully paid and nonassessable shares of common stock, $.00001 par value (the "Common Stock"), of the Issuer at an exercise price equal to $2.00 per share, subject to adjustment pursuant to the terms hereunder (the "Exercise Price") (such shares of Common Stock and other securities issued and issuable upon exercise of this Warrant, the "Warrant Shares").

     Section 1. Exercise of Warrant.

          (a) Subject to the provisions hereof, this Warrant may be exercised, in whole or in part, but not as to a fractional share, at any time or from time to time on or after the Warrant Vesting Date and on or before the Expiration Date, by presentation and surrender hereof to the Issuer at the address which, in accordance with the provisions of Section 10 hereof, is then effective for notices to the Issuer, with the Election to Purchase Form annexed hereto as Schedule One, duly executed and accompanied by payment to the Issuer as further set forth below in this Section 1, for the account of the Issuer, of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Issuer shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder. The Issuer shall maintain at its principal place of business a register for the registration of this Warrant and registration of transfer of the Warrant. The Exercise Price for the number of Warrant Shares specified in the Election to Purchase Form shall be payable (i) in United States Dollars by certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to an account specified by the Issuer for that purpose; or (ii) if permitted by the Issuer as evidenced by written notice to such effect, by means of a "cashless exercise." In the event the Issuer permits "cashless exercise," the Holder may deliver in payment of the Exercise Price (x) certificates representing shares of Common Stock theretofore owned by the Holder having a fair market value equal to the Exercise Price; (y) an election by the Holder to have the Issuer withhold the number of shares of Common Stock the fair market value, less the Exercise Price, of which is equal to the aggregate Exercise Price of the Warrant Shares specified in the Election to Purchase Form, or (z) any combination of the preceding and cash, equal in value to the full amount of the Exercise Price. For purposes hereof, the "fair market value" of shares of Common Stock shall equal the closing sales price of the Issuer's Common Stock on the last trading day immediately preceding the date on which the Election to Purchase Form is delivered to the Issuer along with the Warrant and payment of the Exercise Price.

          (b) Certificates representing Warrant Shares shall bear the following restrictive legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

     Section 2. Reservation of Shares; Preservation of Rights of Holder. The Issuer hereby agrees that there shall be reserved for issuance and/or delivery upon exercise of this Warrant, such number of Warrant Shares as shall be required for issuance or delivery upon exercise of this Warrant. The Warrant surrendered upon exercise shall be canceled by the Issuer. After the Expiration Date no shares of Common Stock shall be subject to reservation in respect of this Warrant. The Issuer further agrees (i) that it will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observation or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Issuer, (ii) promptly to take all action as may from time to time be required in order to permit the Holder to exercise this Warrant and the Issuer duly and effectively to issue shares of its Common Stock or other securities as provided herein upon the exercise hereof, and (iii) promptly to take all action required or provided herein to protect the rights of the Holder granted hereunder against dilution. Without limiting the generality of the foregoing, should the Warrant Shares at any time consist in whole or in part of shares of capital stock having a par value, the Issuer agrees that before taking any action which would cause an adjustment of the Exercise Price so that the same would be less than the then par value of such Warrant Shares, the Issuer shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of such Common Stock at the Exercise Price as so adjusted. The Issuer further agrees that it will not establish a par value for its Common Stock while this Warrant is outstanding in an amount greater than the Exercise Price.

     Section 3. Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is not transferable or assignable except to members of the immediate family of Lew Wolff, including trusts and/or family partnerships for the benefit of said family members. Any attempted transfer of this Warrant, the Warrant Shares or any new Warrant not in accordance with this Section shall be null and void, and the Issuer shall not in any way be required to give effect to such transfer. No transfer of this Warrant shall be effective for any purpose hereunder until (i) written notice of such transfer and of the name and address of the transferee has been received by the Issuer, and (ii) the transferee shall first agree in a writing deposited with the Secretary of the Issuer to be bound by all the provisions of this Warrant. Upon surrender of this Warrant to the Issuer by any transferee authorized under the provisions of this Section 3, the Issuer shall, without charge, execute and deliver a new Warrant registered in the name of such transferee at the address specified by such transferee, and this Warrant shall promptly be canceled. The Issuer may deem and treat the registered holder of any Warrant as the absolute owner thereof for all purposes, and the Issuer shall not be affected by any notice to the contrary. Any Warrant if presented by an authorized transferee, may be exercised by such transferee without prior delivery of a new Warrant issued in the name of the transferee.

     Upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute a separate contractual obligation on the part of the Issuer, whether or not the Warrant so lost, stolen destroyed or mutilated shall be at any time enforceable by anyone.

     Section 4. Rights of Holder. Neither a Holder nor his transferee by devise or the laws of descent and distribution or otherwise shall be, or have any rights or privileges of, a shareholder of the Issuer with respect to any Warrant Shares, unless and until certificates representing such Warrant Shares shall have been issued and delivered thereto.

     Section 5. Adjustments in Exercise Price and Warrant Shares. The Exercise Price and Warrant Shares shall be subject to adjustment from time to time as provided in this Section 5.

          (a) If the Issuer is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

          (b) If the Issuer declares a dividend on Common Stock, or makes a distribution to holders of Common Stock, and such dividend or distribution is payable or made in Common Stock or securities convertible into or exchangeable for Common Stock, or rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

          (c) If the Issuer declares a dividend on Common Stock (other than a dividend covered by subsection (b) above) or distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any cash or other of its assets (other than Common Stock or securities convertible into or exchangeable for Common Stock), the Holder shall receive notice of such event as set forth in Section 7 below.

          (d) In case of any consolidation of the Issuer with, or merger of the Issuer into, any other corporation (other than a consolidation or merger in which the Issuer is the continuing corporation and in which no change occurs in its outstanding Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Issuer, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Issuer, except where the Issuer is the surviving entity and no change occurs in its outstanding Common Stock), the corporation formed by such consolidation or the corporation resulting from such merger or the corporation which shall have acquired such assets or securities of the Issuer, as the case may be, shall execute and deliver to the Holder simultaneously therewith a new Warrant, satisfactory in form and substance to the Holder, together with such other documents as the Holder may reasonably request, entitling the Holder thereof to receive upon exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or exchange of securities, or upon the dissolution following such sale or other transfer, by a holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such consolidation, merger, sale, transfer, or exchange. Such new Warrant shall contain the same basic other terms and conditions as this Warrant and shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. If any such consolidation, merger, sale, transfer or exchange should occur prior to the Warrant Vesting Date, the Warrant Vesting Date shall be adjusted to the date which is one business day prior to the closing of any such consolidation, merger, sale, transfer or exchange. The above provisions of this paragraph (d) shall similarly apply to successive consolidations, mergers, exchanges, sales or other transfers covered hereby.

          (e) If the Issuer shall, at any time before the expiration of this Warrant dissolve, liquidate or wind up its affairs, the Holder shall, upon exercise of this Warrant have the right to receive, in lieu of the shares of Common Stock of the Issuer that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock of the Issuer had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided by this Warrant for the shares of Common Stock receivable upon exercise of this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Issuer shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall obtain receipt of the Exercise Price by deducting an amount equal to the Exercise Price for the shares of Common Stock receivable upon exercise of this Warrant from the amount payable to the Holder. For purposes of this paragraph, the sale of all or substantially all of the assets of the Issuer and distribution of the proceeds thereof to the Issuer's shareholders shall be deemed liquidation.

          (f) If an event occurs which is similar in nature to the events described in this Section 5, but is not expressly covered hereby, the Board of Directors of the Issuer shall make or arrange for an equitable adjustment to the number of Warrant Shares and the Exercise Price.

          (g) The term "Common Stock" shall mean the Common Stock, $.00001 par value, of the Issuer as the same exists at the date of issuance of this Warrant or as such stock may be constituted from time to time, except that for the purpose of this Section 5, the term "Common Stock" shall include any stock of any class of the Issuer which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Issuer and which is not subject to redemption by the Issuer.

          (h) The Issuer shall retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Issuer) to make any computation required under this Section 5, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 5.

          (i) Whenever the number of Warrant Shares or the Exercise Price shall be adjusted as required by the provisions of this Section 5, the Issuer forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, and furnish to each Holder hereof, a certificate prepared in accordance with paragraph (h) above, showing the adjusted number of Warrant Shares and the Exercise Price and setting forth in reasonable detail the circumstances requiring the adjustments.

          (j) Notwithstanding any other provision, this Warrant shall be binding upon and inure to the benefit of any successors and assigns of the Issuer.

          (k) No adjustment in the Exercise Price in accordance with the provisions of this Section 5 need be made if such adjustment would amount to a change in such Exercise Price of less than $.01 provided however, that the amount by which any adjustment is not made by reason of the provisions of this paragraph (k) shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

          (l) If an adjustment is made under this Section 5 and the event to which the adjustment relates does not occur, then any adjustments in accordance with this Section 5 shall be readjusted to the Exercise Price and the number of Warrant Shares which would be in effect had the earlier adjustment not been made.

     Section 6. Taxes on Issue or Transfer of Common Stock and Warrant. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities on the exercise of this Warrant. The Issuer shall not be required to pay any tax which may be payable in respect of any transfer of this Warrant or in respect of any transfers involved in the issue or delivery of shares or the exercise of this Warrant in a name other than that of the Holder and the person requesting such transfer, issue or delivery shall be responsible for the payment of any such tax (and the Issuer shall not be required to issue or deliver said shares until such tax has been paid or provided for).

     Section 7. Notice of Adjustment. So long as this Warrant shall be outstanding, (a) if the Issuer shall propose to pay any dividends or make any distribution upon the Common Stock, or (b) if the Issuer shall offer generally to the holder of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any other similar rights, or (c) if there shall be any proposed capital reorganization of the Issuer in which the Issuer is not the surviving entity, recapitalization of the capital stock of the Issuer, consolidation or merger of the Issuer with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Issuer, or voluntary or involuntary dissolution, liquidation or winding up of the Issuer, or (d) if the Issuer shall give to its stockholders any notices, report or other communication respecting any significant or special action or event, then in such event, the Issuer shall give to the Holder, at least ten days prior to the relevant date described below (or such shorter period as is reasonably possible if ten days is not reasonably possible), a notice containing a description of the proposed action or event and stating the date or expected date on which a record of the Issuer's stockholders is to be taken for any of the foregoing purposes, and the date or expected date on which any such dividend, distribution, subscription, reclassification, reorganization, consolidation, combination, merger, conveyance, sale, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

     Section 8. Registration Rights.

     a. Demand Registration Rights. The Issuer covenants and agrees with the holders of Warrants or Warrant Shares (the "Registrable Securities") that, subject to the availability of audited financial statements which would comply with Regulation S-X under the Securities Act and provided that the Holders have not previously had the option of including all of the Registrable Securities in one or more Piggyback Registrations pursuant to Section 8.b., upon written request of the then Holder(s) of at least a majority of the Warrants or the Registrable Securities, or both, made at any time within the period commencing three years and ending five years after the date herein first set forth, the Issuer will file as promptly as practicable and, in any event, within 60 days after receipt of such written request, at its expense (other than the fees of counsel and sales commissions for such Holders), no more than once, a post-effective amendment (the "Amendment") to a registration statement, or a new registration statement under the Securities Act, registering or qualifying the Registrable Securities for sale. Within fifteen (15) days after receiving any such notice, the Issuer shall give notice to the other Holders of the Registrable Securities, if any, advising that the Issuer is proceeding with such Amendment or registration statement and offering to include therein the Registrable Securities of such Holders. The Issuer shall not be obligated to any such other Holder unless such other Holder shall accept such offer by notice in writing to the Issuer within ten (10) days thereafter. The Issuer will use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to file and cause to become effective such Amendment or registration statement as promptly as practicable and for a period of nine months thereafter to reflect in the Amendment or registration statement financial statements which are prepared in accordance with Section 10(a)(3) of the Securities Act and any facts or events arising that, individually, or in the aggregate, represent a fundamental and/or material change in the information set forth in the Amendment or registration statement to enable any Holders of the Warrants to either sell such Warrants or to exercise such Warrants and sell Warrant Shares, or to enable any holders of Warrant Shares to sell such Warrant Shares, during said nine-month period. The Holders may sell the Registrable Securities pursuant to the Amendment or registration statement without exercising the Warrants. If any registration pursuant to this paragraph 8(a) is an underwritten offering, the Holders of a majority of the Registrable Securities to be included in such registration shall be entitled to select the underwriter or managing underwriter (in the case of a syndicated offering) of such offering, subject to the Issuer's approval which shall not be unreasonably withheld.

     b. Piggyback Registration Rights. The Issuer covenants and agrees with any holder of the Registrable Securities that if, at any time within the period commencing on the Warrant Vesting Date and ending on the Expiration Date, it proposes to file a registration statement with respect to any class of equity or equity-related security (other than in connection with an offering to the Issuer's employees or in connection with an acquisition, merger or similar transaction) under the Securities Act in a primary registration on behalf of the Issuer and/or in a secondary registration on behalf of holders of such securities and the registration form to be used may be used for registration of the Registrable Securities, the Issuer will give prompt written notice (which, in the case of a registration statement pursuant to the exercise of demand registration rights shall be within ten (10) business days after the Issuer's receipt of notice of such exercise and, in any event, shall be at least 30 days prior to such filing) to the holders of Registrable Securities at the addresses appearing on the records of the Issuer of its intention to file a registration statement and will offer to include in such registration statement all, but not less than 20% of the Registrable Securities, subject to paragraphs i and ii of this Section 8.b. such number of Registrable Securities with respect to which the Issuer has received written requests for inclusion therein within ten (10) days after the giving of notice by the Issuer. All registrations requested pursuant to this Section 8.b. are referred to herein as "Piggyback Registrations". All Piggyback Registrations pursuant to this Section 8 will be made solely at the Issuer's expense. This Section is not applicable to a registration statement filed by the Issuer on Forms S-4 or S-8 or any successor forms.

          i. Priority on Primary Registrations. If a Piggyback Registration includes an underwritten primary registration on behalf of the Issuer and the underwriter(s) for such offering determines in good faith and advises the Issuer in writing that in its/their opinion the number of Registrable Securities requested to be included in such registration exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by the Issuer, the Issuer will include in such registration (A) first, the securities that the Issuer proposes to sell and (B) second, the Registrable Securities requested to be included in such registration, apportioned pro rata among the holders of the Registrable Securities and holders of other securities requesting registration.

          ii. Priority on Secondary Registrations. If a Piggyback Registration consists only of an underwritten secondary registration on behalf of holders of securities of the Issuer, and the underwriter(s) for such offering advises the Issuer in writing that in its/their opinion the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without materially adversely affecting the distribution of such securities, the Issuer will include in such registration (A) first, the securities requested to be included therein by the holders requesting such registration, and (B) second, the Registrable Securities requested to be included in such registration and securities of holder of other securities requested to be included in such registration statement, pro rata among all such holders on the basis of the number of shares requested to be included by each such holder, provided, however, the Issuer will use its best efforts to include not less than 20% of the Registrable Securities.

     Notwithstanding the foregoing, if any such underwriter shall determine in good faith and advise the Issuer in writing that the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Issuer would materially adversely affect the distribution of such securities by the Issuer, then the holders of such Registrable Securities shall delay their offering and sale for such period ending on the earliest of (1) 90 days following the effective date of the Issuer's registration statement, (2) the day upon which the underwriting syndicate, if any, for such offering shall have been disbanded or, (3) such date as the Issuer, managing underwriter and holders of Registrable Securities shall otherwise agree. In the event of such delay, the Issuer shall file such supplements, post-effective amendments and take any such other steps as may be necessary to permit such holders to make their proposed offering and sale for a period of 120 days immediately following the end of any such period of delay. If any party disapproves the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Issuer, the underwriter, and the holder. Notwithstanding the foregoing, the Issuer shall not be required to file a registration statement to include shares pursuant to this Section 8 if independent counsel, reasonably satisfactory to the Issuer, renders an opinion to the Issuer that the Registrable Securities proposed to be disposed of may be transferred pursuant to the provisions of Rule 144 under the Securities Act or otherwise without registration under the Securities Act.

     c. Actions to be taken by the Issuer. In connection with the registration of Registrable Securities hereunder, the Issuer agrees to (i) bear the expenses of any registration; provided, however, that in no event shall the Issuer be obligated to pay (A) any fees and disbursements of special counsel for holders of Registrable Securities, (B) any underwriters' discount or commission in respect of such Registrable Securities, and (C) any stock transfer taxes attributable to the sale of the Registrable Securities; (ii) use its best efforts to register or qualify the Registrable Securities for offer or sale under state securities or Blue Sky laws of such jurisdictions in which such holders shall reasonably request, provided, however, that no qualification shall be required in any jurisdiction where, as a result thereof, the Issuer would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which it is not then subject; and (iii) enter into a cross-indemnity agreement, in customary form, with each underwriter, if any, and each holder of securities included in such registration statement.

     d. Action to be Taken by the Holders.  The Issuer's  obligations under this
Section 8 shall be conditioned upon a timely receipt by the Issuer in writing of: (i) information as to the terms of such public offering furnished by or on behalf of each holder of Registrable Securities intending to make a public offering of his, her or its Registrable Securities, and (ii) such other information as the Issuer may reasonably require from such holders, or any underwriter for any of them, for inclusion in such registration statement.

     Section 9. Cancellation. Notwithstanding any other provision hereof, in the event that any holder of (a) Common Shares issues in conjunction with the issuance of this Warrant, or (b) shares of Common Stock issuable upon conversion of the Issuer's Series I Convertible Preferred Stock, shall sell, assign or transfer such shares of Common Stock, other than transfers or assignments to members of the immediate family of Mr. Lew Wolff, including trusts and/or family partnerships for the benefit of said family members, transfers or assignments to executive officers, partners and/or principals of Wolff DiNapoli LLC (the referenced family members and affiliates of Wolff DiNapoli are referred to as "Permitted Transferees") or (c) transfers or assignments consented to in writing by the Issuer, on or before the Warrant Vesting Date, as adjusted in accordance with Section 5(d), this Warrant shall be automatically canceled and all rights of the Holder hereof shall terminate immediately.

     Section 10. Notices. All communications hereunder shall be in writing, and, if sent to the Holder shall be sufficient in all respects if delivered, sent by registered mail, or by facsimile and confirmed to the Holder at:

     11828 La Grange Avenue
     LA  90025
     Attention:  L. Wolff
     Telephone:  310-4773593
     Fax:  310  4772522

or if to any other Holder, addressed to such Holder at such address as it shall have specified to the Issuer in writing, or, if sent to the Issuer, shall be delivered, sent by registered mail or by facsimile and confirmed to the Issuer at:

     Grill Concepts, Inc.
     11661 San Vicente Blvd.
     Suite 404
     Los Angeles, CA  90019
     Attention:  Michael Weinstock, Vice Chairman
     Telephone:  (310) 820-5559
     Facsimile:  (310) 820-6530

     Section 11. Governing Law. This Warrant shall be governed by, and interpreted in accordance with, the laws of the State of California.

     Dated: June 20, 1997


                                      GRILL CONCEPTS, INC.



                                      By:  /s/  Robert L. Spivak
                                         ---------------------------------------
                                      Name:  Robert L. Spival
                                      Title:  President


ATTEST:


/s/  Michael Weinstock
----------------------------------
Michael Weinstock, Secretary

                                                                    Schedule One


                              ELECTION TO PURCHASE


     The undersigned hereby irrevocably elects to exercise this Warrant and to purchase shares of Grill Concepts, Inc. Common Stock issuable upon the exercise of this Warrant, and requests that certificates for such shares be issued in the name of:


--------------------------------------------------------------------------------
                                     (Name)


--------------------------------------------------------------------------------
                                    (Address)


--------------------------------------------------------------------------------
                (United States Social Security or other taxpayer
                       identifying number, if applicable)

and, if different from above, be delivered to:


--------------------------------------------------------------------------------
                                     (Name)


--------------------------------------------------------------------------------
                                    (Address)

and, if the number of Warrant Shares so purchased are not all of the Warrant Shares issuable upon exercise of this Warrant, that a Warrant to purchase the balance of such Warrant Shares be registered in the name of, and delivered to, the undersigned at the address stated below.

Date:                          , 19
     --------------------------    -------

Name of Registered Owner:
                         -------------------------------------------------------


--------------------------------------------------------------------------------


Address:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------

Signature:
          ----------------------------------------------------------------------


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